                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  August 1, 1997


                          PINNACLE FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in its charter)


                Michigan                0-17937             38-2671129
            (State or other      (Commission File No.)     (IRS Employer
            jurisdiction of                               Identification No.)
            incorporation)


                   830 Pleasant Street, St. Joseph, Michigan 49085
                (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  (616) 983-6311


                                   Not Applicable
            (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

MERGERS

     IFC MERGER. Effective August 1, 1997, pursuant to the terms of the Agreement and Plan of Merger dated as of November 14, 1996, as amended (the "IFC Merger Agreement"), between the registrant ("Pinnacle") and Indiana Federal Corporation ("IFC"), IFC was merged with and into Pinnacle (the "IFC Merger"), with Pinnacle being the surviving corporation. Thus, on August 1, 1997, (i) the separate corporate existence of IFC terminated, (ii) Pinnacle succeeded to the assets and liabilities of IFC, and (iii) each outstanding share of common stock, $0.01 par value per share, of IFC (the "IFC Common Stock") (other than certain shares specified in the IFC Merger Agreement) was automatically converted into the right to receive one (1) share of common stock, no par value, of Pinnacle (the "Pinnacle Common Stock"). Each share of Pinnacle Common Stock outstanding immediately prior to consummation of the IFC Merger remains outstanding and unchanged as a result of the IFC Merger.

     CB MERGER. Effective August 1, 1997, pursuant to the terms of the Agreement and Plan of Merger dated as of March 1, 1997 (the "CB Merger Agreement"), between Pinnacle and CB Bancorp, Inc. ("CB"), CB was merged with and into Pinnacle (the "CB Merger"), with Pinnacle being the surviving corporation. Thus, on August 1, 1997, (i) the separate corporate existence of CB terminated, (ii) Pinnacle succeeded to the assets and liabilities of CB, and (iii) each outstanding share of common stock, $0.01 par value per share, of CB (the "CB Common Stock") (other than certain shares specified in the CB Merger Agreement) was automatically converted into the right to receive 1.209 shares of Pinnacle Common Stock. No fractional shares of Pinnacle Common Stock will be issued, but instead any fractional share amounts shall be paid in cash on the basis of $28.938 per whole share value. Each share of Pinnacle Common Stock outstanding immediately prior to consummation of the CB Merger remains outstanding and unchanged as a result of the CB Merger.

     SUBSIDIARY BANK MERGERS. Effective August 1, 1997, in connection with the IFC Merger, and pursuant to an Agreement and Plan of Merger and Consolidation between Indiana Federal Bank for Savings, a federal savings bank and wholly-owned subsidiary of IFC ("IndFed Bank"), and Pinnacle Bank, a Michigan banking corporation and wholly-owned subsidiary of Pinnacle, IndFed Bank was merged with and into Pinnacle Bank.

     Effective August 1, 1997, in connection with the CB Merger, and pursuant to an Agreement and Plan of Merger and Consolidation between Community Bank, A Federal Savings Bank and wholly-owned subsidiary of CB, and Pinnacle Bank, Community Bank, A Federal Savings Bank was merged with and into Pinnacle Bank.

MERGER CONSIDERATION

     IFC MERGER. Upon consummation of the IFC Merger, each outstanding share of IFC Common Stock (other than certain shares specified in the IFC Merger Agreement) was automatically converted into the right to receive one (1) share of Pinnacle Common Stock. The foregoing ratio of exchange of one (1) share of Pinnacle Common Stock for each share of IFC Common Stock was determined through arms-length negotiations between Pinnacle and IFC, each of which was advised during such negotiations by its respective financial advisor.

     Upon effectiveness of the IFC Merger, each option granted by IFC to purchase shares of IFC Common Stock which was outstanding and unexercised immediately prior thereto (excluding any and all rights in respect of shares of IFC Common Stock (the "IFC Rights") which were issued and outstanding subject to the terms and conditions of the Stockholder Protection Rights Agreement dated as of February 26, 1992, as amended by the Amendment to Stockholder Protection Rights Agreement dated as of November 14, 1996, between IFC and Harris Trust and Savings Bank, as Rights Agent, all of which IFC Rights

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were redeemed, and thereby extinguished, terminated and cancelled without any right of exercise, prior to the effectiveness of the IFC Merger) ceased to represent a right to acquire shares of IFC Common Stock and were converted automatically into an option to purchase shares of Pinnacle Common Stock in the same amount and at the same exercise price subject to the terms of the IFC benefit plans under which they were issued.

     Upon effectiveness of the IFC Merger, each option granted by Pinnacle to purchase shares of Pinnacle Common Stock which was outstanding and unexercised immediately prior thereto continues to represent a right to acquire shares of Pinnacle Common Stock and remains an issued and outstanding option to purchase from Pinnacle, as the surviving corporation, shares of Pinnacle Common Stock in the same amount and at the same exercise price subject to the terms of the Pinnacle benefit plans under which they were issued.

     CB MERGER. Upon consummation of the CB Merger, each outstanding share of CB Common Stock (other than certain shares specified in the CB Merger Agreement) was automatically converted into the right to receive 1.209 shares of Pinnacle Common Stock (the "CB Exchange Ratio"), according to the formula provided in the CB Merger Agreement, based on the shares of CB Common Stock being valued at $35.00, and then divided by the average of the daily averages of the closing bid and the closing ask prices per share of Pinnacle Common Stock as reported by the Nasdaq National Market for the period of fifteen business days ending on the fifth business day prior to the date of consummation of the CB Merger (the "Average Price"), which Average Price was determined to be $28.938. The CB Exchange Ratio was determined through arms-length negotiations between Pinnacle and CB, each of which was advised during such negotiations by its respective financial advisor.

     Upon effectiveness of the CB Merger, each option granted by CB to purchase shares of CB Common Stock (including any option that had been awarded but had not yet vested) which was outstanding and unexercised immediately prior thereto ceased to represent a right to acquire shares of CB Common Stock and was converted automatically into the right to receive shares of Pinnacle Common Stock in an amount determined by dividing the difference between $35.00 and the exercise price of such option by the Average Price.

     Upon effectiveness of the CB Merger, each option granted by Pinnacle to purchase shares of Pinnacle Common Stock which was outstanding and unexercised immediately prior thereto continues to represent a right to acquire shares of Pinnacle Common Stock and remains an issued and outstanding option to purchase from Pinnacle, as the surviving corporation, shares of Pinnacle Common Stock in the same amount and at the same exercise price subject to the terms of the Pinnacle Stock Plans under which they were issued.

DIRECTORS

     Following consummation of the IFC Merger and the CB Merger, the Board of Directors of Pinnacle consists of a single class of directors comprised of the following 11 persons: Richard L. Schanze, Arnold L. Weaver, John P. Cunningham, Terrence A. Friedman, Alton C. Wendzel, Donald A. Lesch, Howard Silverman, James E. Hutton, Barbara A. Young, Fred A. Wittlinger and Joseph
F. Heffernan; and the Board of Directors of Pinnacle Bank consists of the following 21 persons: Richard L. Schanze, Arnold L. Weaver, John P. Cunningham, Charles R. Edinger, John D. Fetters, Terrence A. Friedman, Kay F. Varga, Donald E. Radde, Alton C. Wendzel, Donald A. Lesch, Howard Silverman, James E. Hutton, Byron Smith III, Peter R. Candela, Philip A. Maxwell, John
R. Poncher, Fred A. Wittlinger, Barbara A. Young, Joseph F. Heffernan, Marvin Kominiarek, Jr., and James Broad.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable for the registrant to provide the required financial statements for the acquired businesses at this time. Accordingly, the registrant will file the required financial statements for the acquired businesses under cover of an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 14, 1997 (60 days after the date (August 15, 1997) that this Current Report on Form 8-K was required to be filed).

     (b) PRO FORMA FINANCIAL INFORMATION. It is impracticable for the registrant to provide the required pro forma financial information on the acquired businesses at this time. Accordingly, the registrant will file the required pro forma financial information for the acquired businesses under cover of an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 14, 1997 (60 days after the date (August 15, 1997) that this Current Report on Form 8-K was required to be filed).

     (c)  EXHIBITS.

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

         Item 601
      Regulation S-K
     Exhibit Reference
         Number          Exhibit Description
     -----------------   -------------------

          (2)(a)         Agreement and Plan of Merger dated as of November 14, 1996, by and between Pinnacle Financial Services, Inc. and Indiana
                         Federal Corporation (without exhibits) (incorporated by
                         reference to Exhibit (2)(a)/(10)(a) of the Registration
                         Statement on Form S-4 of Pinnacle Financial Services, Inc.
                         (registration no. 333-19729)).

          (2)(b)         First Amendment to Agreement and Plan of Merger dated as of
                         February 27, 1997, by and between Pinnacle Financial
                         Services, Inc. and Indiana Federal Corporation (incorporated by reference to Exhibit (10)(b) of the Annual Report on Form
                         10-K of Pinnacle Financial Services, Inc. for the year ended
                         December 31, 1996 (Commission file no. 0-17937)).

          (2)(c)         Agreement and Plan of Merger dated as of March 1, 1997, by and between Pinnacle Financial Services, Inc. and CB
                         Bancorp, Inc. (incorporated by reference to Exhibit (10)(w) of the Annual Report on Form 10-K of Pinnacle Financial
                         Services, Inc. for the year ended December 31, 1996
                         (Commission file no. 0-17937)).

          (4)(a)         Restated Articles of Incorporation of Pinnacle Financial
                         Services, Inc. as filed with the Department of Commerce of the State of Michigan on December 6, 1996 (incorporated by reference to Exhibit (3)(a)/(4)(a) of the Registration Statement
                         on Form S-4 of Pinnacle Financial Services, Inc.
                         (registration no. 333-19729)).

          (4)(b)         By-Laws of Pinnacle Financial Services, Inc. (incorporated by reference to Exhibit (3)(b)/(4)(b) of the Registration
                         Statement on Form S-2 of Pinnacle Financial Services, Inc.
                         (registration no. 33-95974)).


         Item 601
      Regulation S-K
     Exhibit Reference
         Number          Exhibit Description
     -----------------   -------------------

          (4)(c)         Specimen certificate for Pinnacle Financial Services, Inc.
                         Common Stock (incorporated by reference to Exhibit (4)(c) of the Registration Statement on Form S-2 of Pinnacle Financial
                         Services, Inc. (registration no. 33-95974)).

         (99) Registrant's press release dated August 4, 1997 regarding the merger of Indiana Federal Corporation, a Delaware corporation, with and into Registrant, and the merger of CB Bancorp, Inc., a Delaware corporation, with and into Registrant.*

--------------
 * Filed herewith

                                             -5-

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PINNACLE FINANCIAL SERVICES, INC.



Date:     August 4, 1997           By:  /s/ David W. Kolhagen
                                       -----------------------------------
                                            David W. Kolhagen
                                            Vice President and Treasurer






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